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                                                                   Exhibit 23.1




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement of TIB Financial Corp. on Form S-3 of our report dated February 13, 2004 on the financial statements of TIB Financial Corp. and to the reference to us under the heading "Experts" in the prospectus.




                                                   Crowe Chizek and Company LLC

Fort Lauderdale, Florida
March 25, 2004